UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 10, 2008

STRATOS RENEWABLES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-1321517	20-1699126
(Commission File Number)	(IRS Employer Identification No.)

9440 Santa Monica Blvd., Suite 401
Beverly Hills, California	90210
(Address of Principal Executive Offices)	(Zip Code)

(310) 402-5901

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignation of Director and Officers

By letter dated as of March 10, 2008, Luis Humberto Goyzueta resigned as a director and President of Stratos Renewables Corporation (the “Company”). There were no disagreements between Mr. Goyzueta and the Company.

By letter dated as of March 10, 2008, Gustavo Goyzueta resigned as Secretary of Stratos Renewables Corporation. There were no disagreements between Mr. Goyzueta and the Company.

Appointment of Officer

Effective as of March 14, 2008, the Company’s Board of Directors appointed Steven Magami, the Company’s current Chairman of the Board of Directors, as President of the Company, and appointed Valerie Broadbent as Secretary of the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 14, 2008

STRATOS RENEWABLES CORPORATION

By:          /s/ Steven Magami
Steven Magami
President

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